Klondex Announces High Grade Exploration Results at True North;
Intercepts 5.78 opt Au over 3.7 ft (198.1 g/t over 1.1 m)

Vancouver, BC - July 26, 2017- Klondex Mines Ltd. (KDX:TSX; KLDX:NYSE MKT) (“Klondex” or the “Company”) is pleased to provide an update on underground drilling at its True North Gold Mine (“True North”) in Manitoba, Canada. A portion of these drill results are included in the mineral reserve and mineral resource estimates released on May 12, 2017 and March 29, 2017, respectively.

True North Drilling Highlights: (see TABLE 1 for complete results)

•	32-17-022: 5.78 opt Au over 3.7 ft, or 198.1 g/t over 1.1 m (710 FW - 32 Level)

•	32-17-024: 1.23 opt Au over 6.0 ft, or 42.1 g/t over 1.8 m (710 - 32 Level)

•	32-17-014: 0.86 opt Au over 6.0 ft, or 29.5 g/t over 1.8 m (710 FW - 32 Level)

•	32-17-016: 0.95 opt Au over 15.6 ft, or 32.6 g/t over 4.8 m (710 FW - 32 Level)

◦	Including 1.98 opt Au over 5.8 ft, or 67.8 g/t over 1.8 m

•	635-17-007: 0.67 opt Au over 7.5 ft, or 22.8 g/t over 2.3 m (751 - 6350 Level)

•	635-17-017: 0.40 opt Au over 23.4 ft, or 13.7 g/t over 7.1m (710 - 6350 Level)

•	635-17-020: 1.62 opt Au over 5.9 ft, or 55.6 g/t over 1.8 m (710 - 6350 Level)

•	635-17-024: 0.42 opt Au over 41.1 ft, or 14.3 g/t over 12.5 m (710 - 6350 Level)

◦	Including 1.60 opt Au over 6.0 ft, or 54.7 g/t over 1.8 m

True North Gold Mine Drilling Summary: (FIGURE 1)
Assay results have been received for 104 underground drill holes totaling 64,227 ft (19,576 m). These holes targeted the up dip extension of the 710 zone from the 6350 level and the down dip extension of the 710 and 710 footwall lens at the 32 Level.

Up Dip Extension of 710:
Drilling targeted 710 and 710 footwall structures up dip above the 6350 Level. Results from this program suggest the mineralization extends approximately 360 ft (110 m) vertically and continues to be open up dip.

Down Dip Extension of 710:
The objective of this drilling was to test the down dip extension of the 710 vein from the 32 Level. Drill results show that the 710 vein, as well as a new high grade structure in the footwall of the 710 vein, continues from the current workings down approximately 830 ft (250 m) to the 32 Level. Both zones remain open at depth and along strike to the east.

Future Drilling:
Moving forward we are drilling on 16 Level to test the up dip projection of 710 approximately 1,000’ (305 m) above our recent 6350 drilling success. Concurrently we have an aggressive plan to add resource within close proximity to current mining fronts. We have a drill set up and coring on 28 Level following up on positive results from the 711 down dip extension from earlier this year. We will move a drill to 24 Level to further define the 711 vein system up above 24 Level and we plan to mobilize an additional drill rig to drill the down dip and eastern extent of the Cohiba.

Mr. Brian Morris, Senior Vice President, Exploration said, “The results from the drilling on the 710 structural zone are extremely encouraging. These results further extend the known mineralization up and down dip from the highly prospective 710 zones.” Mr. Morris continued, “This latest phase of drilling has expanded the overall plunge on the 710 zone to approximately 1,500 ft vertically. Moreover, we continue to see higher grade mineralization at depth and the structure is still open down dip and along strike to the east.”

Assays were performed by TSL Laboratories, an ISO 17025 accredited independent laboratory located in Saskatoon, Saskatchewan, and samples were collected and shipped under the supervision of Klondex staff.

A description of the data verification methods, quality assurance program and quality control measures applied can be found in the technical reports titled “Technical Report and Pre-Feasibility Study on the True North Mine, Bissett, Manitoba, Canada”, dated May 12, 2017 and with an effective date of March 31, 2017 which is available under the Company's issuer profile on SEDAR at www.sedar.com.

TABLE 1

Hole ID	Azi	Incl	TD	From	To	Length (1)	Au Grade	TD	From	To	Length (1)	Au Grade	Vein
			(ft)	(ft)	(ft)	(ft)	(Au oz/t)	(m)	(m)	(m)	(m)	(Au g/t)
32-16-002	4	-5	1000.0	452.4	455	2.6	0.367	304.8	137.9	138.7	0.8	12.6	710 FW
and				499.9	503.2	3.3	0.819	0.0	152.4	153.4	1.0	28.1	710
and				725.7	734.4	8.7	0.093	0.0	221.2	223.8	2.7	3.2	710 HW
32-16-008A	16	-1	950.0	507.1	520.8	13.7	0.046	289.6	154.6	158.7	4.2	1.6	710
32-16-009	36	4	850.0	360.2	374.6	14.4	0.118	259.1	109.8	114.2	4.4	4.0	710FW
and				578.7	581	2.3	0.347	0.0	176.4	177.1	0.7	11.9	710
645-16-007	25	-3	1100.0	340	348	8.0	0.068	335.3	103.6	106.1	2.4	2.3	711 FW
and				788.7	792.4	3.7	0.163	0.0	240.4	241.5	1.1	5.6	711
and				827.9	837.6	9.7	0.075	0.0	252.3	255.3	3.0	2.6	711 HW
and				846.2	847.5	1.3	0.673	0.0	257.9	258.3	0.4	23.1	711 HW
645-16-009	40	4	840.0	299.5	300.3	0.8	0.297	256.0	91.3	91.5	0.2	10.2	711 FW
and				344	352.7	8.7	1.151	0.0	104.9	107.5	2.7	39.5	708
and				722.8	730.7	7.9	0.391	0.0	220.3	222.7	2.4	13.4	711
645-16-012	35	1	900.0	346.4	361.6	15.2	0.284	274.3	105.6	110.2	4.6	9.7	711 FW
including				354.0	360.3	6.3	0.531	0.0	107.9	109.8	1.9	18.2
and				376.7	378.8	2.1	0.300	0.0	114.8	115.5	0.6	10.3	711 FW
and				744.3	750.3	6.0	0.075	0.0	226.9	228.7	1.8	2.6	711
and				770.7	772	1.3	1.399	0.0	234.9	235.3	0.4	48.0	711 HW
and				800	804.7	4.7	0.078	0.0	243.8	245.3	1.4	2.7	711 HW
32-16-010	4	3	1200.0	461.4	465.6	4.2	0.071	365.8	140.6	141.9	1.3	2.4	710
32-17-011	16	5	1000.0	463.3	465	1.7	0.015	304.8	141.2	141.7	0.5	0.5	710
32-17-012	54	-10	1200.0	948.3	955	6.7	0.419	365.8	289.0	291.1	2.0	14.4	710
645-16-010	45	2	820.0	341.8	353.2	11.4	0.089	249.9	104.2	107.7	3.5	3.1	711
and				358	367	9.0	0.240	0.0	109.1	111.9	2.7	8.2	711 FW
and				726.1	730.8	4.7	0.289	0.0	221.3	222.7	1.4	9.9	711
645-16-011	50	1	820.0	337.6	345	7.4	0.124	249.9	102.9	105.2	2.3	4.3	711 FW
and				740.2	744.3	4.1	0.227	0.0	225.6	226.9	1.2	7.8	711
645-16-016	35	7	860.0	261.7	266	4.3	0.101	262.1	79.8	81.1	1.3	3.5	711 FW
and				349.7	361.8	12.1	0.485	0.0	106.6	110.3	3.7	16.6	711 FW
and				733.5	737	3.5	0.220	0.0	223.6	224.6	1.1	7.5	711 FW
and				733.5	737.2	3.7	0.129	0.0	223.6	224.7	1.1	4.4	711
645-16-014A	30	-5	960.0	289.6	295	5.4	0.100	292.6	88.3	89.9	1.6	3.4	711 FW
and				343.3	345	1.7	0.297	0.0	104.6	105.2	0.5	10.2	711 FW
and				388.1	390.4	2.3	0.819	0.0	118.3	119.0	0.7	28.1	711 FW
and				398.6	402.9	4.3	0.305	0.0	121.5	122.8	1.3	10.5	711 FW
and				812.4	815.8	3.4	0.090	0.0	247.6	248.7	1.0	3.1	711

645-17-013	20	-3	1020.0	809.4	821.7	12.3	0.221	310.9	246.7	250.5	3.7	7.6	711 FW
and				870.8	874.7	3.9	0.360	0.0	265.4	266.6	1.2	12.3	711
32-17-017A	44	2	1000.0	393.1	405.8	12.7	1.685	304.8	119.8	123.7	3.9	57.8	710 FW
and				451.1	467.5	16.4	0.043	0.0	137.5	142.5	5.0	1.5	710 FW
and				473.7	484	10.3	0.194	0.0	144.4	147.5	3.1	6.7	710 FW
and				545.2	551.6	6.4	0.127	0.0	166.2	168.1	2.0	4.4	710
32-17-013	340	-6	1200.0	452.4	454.6	2.2	0.111	365.8	137.9	138.6	0.7	3.8	710
and				796.7	807.3	10.6	0.141	0.0	242.8	246.1	3.2	4.8	711
and				905.4	908.6	3.2	0.405	0.0	276.0	276.9	1.0	13.9	712
616-17-001	170	-15	650.0	324.3	330.7	6.4	0.222	198.1	98.8	100.8	2.0	7.6	710
and				334.6	340	5.4	0.116	0.0	102.0	103.6	1.6	4.0	751
and				507.2	513.6	6.4	0.072	0.0	154.6	156.5	2.0	2.5	755
616-17-002	180	-20	640.0	336.7	341.9	5.2	0.026	195.1	102.6	104.2	1.6	0.9	710
and				500.9	503.5	2.6	0.164	0.0	152.7	153.5	0.8	5.6	755
616-17-003	190	-16	500.0	334.1	350	15.9	0.019	152.4	101.8	106.7	4.8	0.7	710
and				390.8	392.8	2.0	0.094	0.0	119.1	119.7	0.6	3.2	770
616-17-004	200	-15	510.0	363.7	369.5	5.8	0.148	155.4	110.9	112.6	1.8	5.1	710
and				384	397	13.0	0.220	0.0	117.0	121.0	4.0	7.6	770
616-17-005	210	-14	550.0	406	410.9	4.9	0.126	167.6	123.7	125.2	1.5	4.3	710
and				422.1	428	5.9	0.052	0.0	128.7	130.5	1.8	1.8	710 FW
616-17-006B	210	-13	600.0	440.2	443.8	3.6	0.066	182.9	134.2	135.3	1.1	2.2	710
616-17-007	170	-24	530.0	328.4	335.4	7.0	0.009	161.5	100.1	102.2	2.1	0.3	710
616-17-009	190	-27	520.0	322.6	332.6	10.0	0.132	158.5	98.3	101.4	3.0	4.5	710
616-17-011	230	-1	580.0	393.4	399	5.6	0.064	176.8	119.9	121.6	1.7	2.2	710
616-17-012	135	-29	590.0	365.2	387.5	22.3	0.531	179.8	111.3	118.1	6.8	18.2	710
616-17-013	170	-35	550.0	314.8	320.7	5.9	0.032	167.6	96.0	97.7	1.8	1.1	710
616-17-015	185	-45	550.0	320.5	324.7	4.2	0.085	167.6	97.7	99.0	1.3	2.9	710
645-17-018	45	-6	900.0	280.2	282.6	2.4	0.018	274.3	85.4	86.1	0.7	0.6	707
and				381.9	385	3.1	0.014	0.0	116.4	117.3	0.9	0.5	708
and				780.5	784.8	4.3	0.115	0.0	237.9	239.2	1.3	3.9	713 FW
and				789.4	797.3	7.9	0.145	0.0	240.6	243.0	2.4	5.0	713
and				815	825.4	10.4	0.073	0.0	248.4	251.6	3.2	2.5	711
645-17-017	45	7	850.0	246.6	252.9	6.3	0.072	259.1	75.2	77.1	1.9	2.5	707
and				343.7	349.6	5.9	0.123	0.0	104.8	106.6	1.8	4.2	708
and				716.3	721.8	5.5	0.364	0.0	218.3	220.0	1.7	12.5	713
and				774.5	775.5	1.0	0.001	0.0	236.1	236.4	0.3	0.0	711
645-17-015	30	0	950.0	270.7	272.7	2.0	0.017	289.6	82.5	83.1	0.6	0.6	707
and				327.5	332.2	4.7	0.350	0.0	99.8	101.3	1.4	12.0	708 FW
and				361.5	362.2	0.7	0.021	0.0	110.2	110.4	0.2	0.7	708
and				758	768	10.0	0.022	0.0	231.0	234.1	3.0	0.7	713
and				795.3	802.1	6.8	0.008	0.0	242.4	244.5	2.1	0.3	711
645-17-021	35	12	920.0	290.5	292.4	1.9	0.221	280.4	88.5	89.1	0.6	7.6	707
and				344.6	357.3	12.7	0.006	0.0	105.0	108.9	3.9	0.2	708
and				674	678.6	4.6	0.100	0.0	205.4	206.8	1.4	3.4	713
and				688.6	699.1	10.5	0.058	0.0	209.9	213.1	3.2	2.0	711
32-17-016	40	-6	1100.0	479.8	486.8	7.0	0.389	335.3	146.2	148.4	2.1	13.3	710 FW
and				523.3	526.5	3.2	0.269	0.0	159.5	160.5	1.0	9.2	710 FW
and				538.8	554.4	15.6	0.951	0.0	164.2	169.0	4.8	32.6	710 FW

including				538.8	544.6	5.8	1.976	0.0	164.2	166.0	1.8	67.8
and				709.4	725.2	15.8	0.129	0.0	216.2	221.0	4.8	4.4	710
including				709.4	711.5	2.1	0.371	0.0	216.2	216.9	0.6	12.7
32-17-014	22	-5	700.0	472.7	475.7	3.0	0.463	213.4	144.1	145.0	0.9	15.9	710 FW
and				507	525.8	18.8	0.300	0.0	154.5	160.3	5.7	10.3	710 FW
including				511.5	517.5	6.0	0.859	0.0	155.9	157.7	1.8	29.5
and				550.8	555	4.2	1.667	0.0	167.9	169.2	1.3	57.2	710
32-17-018	28	2	630.0	524.7	531.5	6.8	0.076	192.0	159.9	162.0	2.1	2.6	710
32-17-020	28	36	550.0	380	382.3	2.3	0.109	167.6	115.8	116.5	0.7	3.7	710
32-17-019	28	22	580.0	400	411	11.0	0.043	176.8	121.9	125.3	3.4	1.5	710
32-17-021	50	30	1075.0	408.6	416	7.4	0.028	327.7	124.5	126.8	2.3	1.0	710
616-17-008	180	-31	530.0	315.6	317.3	1.7	0.182	161.5	96.2	96.7	0.5	6.2	710
and				454.2	460	5.8	0.138	0.0	138.4	140.2	1.8	4.7	750
616-17-010	210	-14	550.0	319.7	323.9	4.2	0.149	167.6	97.4	98.7	1.3	5.1	710
and				345.7	349.7	4.0	0.121	0.0	105.4	106.6	1.2	4.1	710 FW
616-17-016	170	-45	550.0	318	325	7.0	0.000	167.6	96.9	99.1	2.1	0.0	710
616-17-014	145	-41	600.0	386.3	389	2.7	0.003	182.9	117.7	118.6	0.8	0.1	710
and				470	472.8	2.8	0.161	0.0	143.3	144.1	0.9	5.5	752
and				524.2	530	5.8	0.047	0.0	159.8	161.5	1.8	1.6	755
616-17-018	200	-36	480.0	281.7	289.9	8.2	0.095	146.3	85.9	88.4	2.5	3.3	710 HW
including				284.0	287.5	3.5	0.199	0.0	86.6	87.6	1.1	6.8
and				306	309	3.0	0.118	0.0	93.3	94.2	0.9	4.1	710 HW
and				342.2	347.2	5.0	0.148	0.0	104.3	105.8	1.5	5.1	710
616-17-017	170	-55	500.0	362	362.8	0.8	0.008	152.4	110.3	110.6	0.2	0.3	710
616-17-019	210	-36	500.0	382.6	386.8	4.2	0.102	152.4	116.6	117.9	1.3	3.5	710
616-17-020	215	-55	550.0	407.3	410.6	3.3	0.135	167.6	124.1	125.2	1.0	4.6	710
616-17-021A	224	-15	670.0	479.8	481	1.2	0.038	204.2	146.2	146.6	0.4	1.3	710
616-17-023	224	-27	620.0	466	470	4.0	0.142	189.0	142.0	143.3	1.2	4.9	710
635-17-001	294	25	460.0	332.7	336.1	3.4	0.396	140.2	101.4	102.4	1.0	13.6	710
635-17-002	305	27	430.0	200	206	6.0	0.095	131.1	61.0	62.8	1.8	3.3	750
and				306.7	308	1.3	0.094	0.0	93.5	93.9	0.4	3.2	710
635-17-003	318	28	400.0	153.5	158.02	4.5	0.197	121.9	46.8	48.2	1.4	6.7	750 FW
and				185.9	188.7	2.8	0.044	0.0	56.7	57.5	0.9	1.5	750
and				288.8	299.7	10.9	0.223	0.0	88.0	91.3	3.3	7.6	710
including				292	294.2	2.2	0.783	0.0	89.0	89.7	0.7	26.8	INC
635-17-004	332	28	510.0	188.3	199.3	11.0	0.139	155.4	57.4	60.7	3.4	4.7	750
including				192.9	199.3	6.4	0.229	0.0	58.8	60.7	2.0	7.9
and				244.6	247.7	3.1	0.185	0.0	74.6	75.5	0.9	6.3	710 FW
and				260.7	262.9	2.2	0.476	0.0	79.5	80.1	0.7	16.3	710 FW
and				296.7	300	3.3	0.037	0.0	90.4	91.4	1.0	1.3	710
and				316.6	319	2.4	0.107	0.0	96.5	97.2	0.7	3.7	710 HW
635-17-005	345	26	450.0	202.6	204.6	2.0	0.169	137.2	61.8	62.4	0.6	5.8	750
and				326	327.5	1.5	3.376	0.0	99.4	99.8	0.5	115.7	710
635-17-006	355	10	450.0	219	222.6	3.6	0.094	137.2	66.8	67.8	1.1	3.2	750
and				348.2	351.7	3.5	0.173	0.0	106.1	107.2	1.1	5.9	710
635-17-007	294	10	480.0	314.2	330.6	16.4	0.324	146.3	95.8	100.8	5.0	11.1	751
including				315.3	322.8	7.5	0.665	0.0	96.1	98.4	2.3	22.8
and				360.3	370.3	10.0	0.158	0.0	109.8	112.9	3.0	5.4	710
32-17-022	44	15	1000.0	370.5	374.2	3.7	5.778	304.8	112.9	114.1	1.1	198.1	710 FW

and				492.9	498.7	5.8	0.015	0.0	150.2	152.0	1.8	0.5	710
523-17-001	295	-5	600.0	354.2	358.5	4.3	0.665	182.9	108.0	109.3	1.3	22.8	Fork
and				414.7	422.3	7.6	0.111	0.0	126.4	128.7	2.3	3.8	Fork
and				447.4	453.4	6.0	0.125	0.0	136.4	138.2	1.8	4.3	Fork
616-17-024	224	-41	580.0	301.1	312.7	11.6	0.109	176.8	91.8	95.3	3.5	3.7	714
and				358.8	366	7.2	0.040	0.0	109.4	111.6	2.2	1.4	711
and				368.8	371.6	2.8	0.066	0.0	112.4	113.3	0.9	2.2	713
and				417	427.3	10.3	0.111	0.0	127.1	130.2	3.1	3.8	710
635-17-008	305	13	450.0	259	261.1	2.1	0.178	137.2	78.9	79.6	0.6	6.1	751
and				320.8	324.7	3.9	0.083	0.0	97.8	99.0	1.2	2.9	710
and				372.4	374.1	1.7	1.235	0.0	113.5	114.0	0.5	42.4	710 HW
635-17-009	318	13	420.0	290.7	295.1	4.4	0.083	128.0	88.6	89.9	1.3	2.8	710
and				341.7	346.6	4.9	0.125	0.0	104.2	105.6	1.5	4.3	710 HW
635-17-010	332	38	500.0	180	193.5	13.5	0.054	152.4	54.9	59.0	4.1	1.9	750
and				300.5	303.8	3.3	0.080	0.0	91.6	92.6	1.0	2.7	710
635-17-012	355	18	450.0	208.5	212.5	4.0	0.094	137.2	63.6	64.8	1.2	3.2	750
and				315.5	318	2.5	0.214	0.0	96.2	96.9	0.8	7.3	710
635-17-014	5	22	450.0	228	234.4	6.4	0.268	137.2	69.5	71.4	2.0	9.2	750
and				248.9	257.1	8.2	0.170	0.0	75.9	78.4	2.5	5.8	710
635-17-015	294	33	500.0	219.4	226.7	7.3	0.129	152.4	66.9	69.1	2.2	4.4	750
including				225.4	226.7	1.3	0.556	0.0	68.7	69.1	0.4	19.1
and				329.8	333.7	3.9	0.036	0.0	100.5	101.7	1.2	1.2	710
635-17-016	305	36	420.0	188	197	9.0	0.082	128.0	57.3	60.0	2.7	2.8	750
and				307.7	308.4	0.7	2.624	0.0	93.8	94.0	0.2	90.0	710
and				375	384.5	9.5	0.132	0.0	114.3	117.2	2.9	4.5	710 HW
635-17-017	318	38	468.0	186.5	189.5	3.0	0.182	142.6	56.8	57.8	0.9	6.3	750
and				292.6	316	23.4	0.398	0.0	89.2	96.3	7.1	13.6	710
including				292.6	295.6	3.0	2.005	0.0	89.2	90.1	0.9	68.7
and				325.3	326.5	1.2	0.536	0.0	99.2	99.5	0.4	18.4	710 FW
and				345	348.1	3.1	0.161	0.0	105.2	106.1	0.9	5.5	710 FW
635-17-019	305	45	480.0	196.7	209.4	12.7	0.032	146.3	60.0	63.8	3.9	1.1	750
and				321.3	328	6.7	0.488	0.0	97.9	100.0	2.0	16.7	710
and				334	341.4	7.4	0.231	0.0	101.8	104.1	2.3	7.9	710 FW
and				345.6	350.8	5.2	0.118	0.0	105.3	106.9	1.6	4.0	710 FW
635-17-011	345	36	447.0	190	200.2	10.2	0.072	136.2	57.9	61.0	3.1	2.5	750
and				300.7	302.8	2.1	0.087	0.0	91.7	92.3	0.0	3.0	710
635-17-013	355	28	457.0	208.9	213.5	4.6	0.051	139.3	63.7	65.1	1.4	1.8	750
and				311.8	312.9	1.1	0.000	0.0	95.0	95.4	0.3	0.0	710
763-17-002	253	14	360.0	225.3	232.9	7.6	0.126	109.7	68.7	71.0	2.3	4.3	1030
and				237.4	239.4	2.0	0.251	0.0	72.4	73.0	0.6	8.6	1030 HW
763-17-003	260	18	320.0	199.3	225.4	26.1	0.105	97.5	60.7	68.7	8.0	3.6	1030
and				240	240.5	0.5	2.623	0.0	73.2	73.3	0.2	89.9	1030 HW
763-17-004	274	23	270.0	140.7	142.9	2.2	0.003	82.3	42.9	43.6	0.7	0.1	1030
763-17-005	296	27	250.0	167	181.1	14.1	0.147	76.2	50.9	55.2	4.3	5.0	1030
including				175.8	181.1	5.3	0.374	0.0	53.6	55.2	1.6	12.8
763-17-006	245	22	390.0	240.5	245.9	5.4	0.087	118.9	73.3	75.0	1.6	3.0	1030
763-17-007	253	30	350.0	204.3	211.4	7.1	0.014	106.7	62.3	64.4	2.2	0.5	1030
763-17-008	260	37	310.0	183.2	190.2	7.0	0.027	94.5	55.8	58.0	2.1	0.9	1030
and				259.4	264.2	4.8	0.132	0.0	79.1	80.5	1.5	4.5	1030 HW

763-17-011	238	2	320.0	315.8	318	2.2	0.054	97.5	96.3	96.9	0.7	1.8	1030
763-17-012	238	17	440.0	306.5	309.1	2.6	0.427	134.1	93.4	94.2	0.8	14.6	1030
32-17-024	58	10	1200.0	694.7	697	2.3	1.562	365.8	211.7	212.4	0.7	53.5	710 FW
and				883.5	889.5	6.0	1.229	0.0	269.3	271.1	1.8	42.1	710
523-17-002	287	-5	850.0	311.9	317.5	5.6	0.083	259.1	95.1	96.8	1.7	2.8	Fork HW
523-17-003	278	-5	680.0	242.1	243.9	1.8	0.635	207.3	73.8	74.3	0.5	21.8	Fork
523-17-004	267	-5	580.0	204.6	207.5	2.9	0.132	176.8	62.4	63.2	0.9	4.5	Fork
523-17-005	225	-5	570.0	81.5	88.1	6.6	0.114	173.7	24.8	26.9	2.0	3.9	Fork HW
and				97.8	99	1.2	0.502	0.0	29.8	30.2	0.4	17.2	Fork HW
and				163.2	174.6	11.4	0.038	0.0	49.7	53.2	3.5	1.3	Fork
523-17-006	243	-5	470.0	163.1	183.7	20.6	0.187	143.3	49.7	56.0	6.3	6.4	Fork
616-17-025	190	-66	620.0	351.4	352.9	1.5	0.177	189.0	107.1	107.6	0.5	6.1	710
616-17-026	20	-3	1250.0	344	357.9	13.9	0.005	381.0	104.9	109.1	4.2	0.2	710
635-17-018	332	47	450.0	196.1	201.4	5.3	0.091	137.2	59.8	61.4	1.6	3.1	750
and				213.2	215.1	1.9	0.373	0.0	65.0	65.6	0.6	12.8	750 FW
and				300.4	303.5	3.1	0.783	0.0	91.6	92.5	0.9	26.8	710
635-17-020	285	54	600.0	211.1	221.6	10.5	0.153	182.9	64.3	67.5	3.2	5.3	750
and				345.4	351.3	5.9	1.620	0.0	105.3	107.1	1.8	55.5	710
635-17-022	285	17	800.0	211.7	213.3	1.6	0.000	243.8	64.5	65.0	0.5	0.0	750
and				351.5	381.6	30.1	0.221	0.0	107.1	116.3	9.2	7.6	710
including				359.3	362.2	2.9	0.828	0.0	109.5	110.4	0.9	28.4
635-17-021	285	44	518.0	230.1	241.2	11.1	0.120	157.9	70.1	73.5	3.4	4.1	750
and				350.8	357.3	6.5	0.243	0.0	106.9	108.9	2.0	8.3	710
635-17-023	294	40	440.0	197.2	216.2	19.0	0.149	134.1	60.1	65.9	5.8	5.1	750
and				306.7	310.9	4.2	0.281	0.0	93.5	94.8	1.3	9.6	710
and				321.4	331.4	10.0	0.151	0.0	98.0	101.0	3.0	5.2	710
including				325.5	330.0	4.5	0.319	0.0	99.2	100.6	1.4	10.9
635-17-024	305	56	434.0	198.4	210.2	11.8	0.028	132.3	60.5	64.1	3.6	1.0	750
and				341.5	382.6	41.1	0.417	0.0	104.1	116.6	12.5	14.3	710
including				343.0	349.0	6.0	1.595	0.0	104.5	106.4	1.8	54.7
635-17-025	305	67	475.0	211.5	219.7	8.2	0.140	144.8	64.5	67.0	2.5	4.8	750
and				353	374	21.0	0.076	0.0	107.6	114.0	6.4	2.6	710
and				390	396	6.0	0.107	0.0	118.9	120.7	1.8	3.7	710 HW
763-17-009	274	42	280.0	184.8	199	14.2	0.020	85.3	56.3	60.7	4.3	0.7	1030
763-17-010	286	49	280.0	163.8	171.6	7.8	0.030	85.3	49.9	52.3	2.4	1.0	1030
763-17-013	253	48	320.0	244.2	252.3	8.1	0.028	97.5	74.4	76.9	2.5	1.0	1030
763-17-014	296	0	238.0	126.1	135.9	9.8	0.015	72.5	38.4	41.4	3.0	0.5	1030
763-17-015	296	0	200.0	116.1	118.3	2.2	0.000	61.0	35.4	36.1	0.7	0.0	1030
765-17-004	294	36	270.0	176.3	181.6	5.3	0.087	82.3	53.7	55.4	1.6	3.0	1030
765-17-005	313	36	265.0	191.5	197.1	5.6	0.065	80.8	58.4	60.1	1.7	2.2	1030
765-17-002	278	8	340.0	266.5	269	2.5	0.028	103.6	81.2	82.0	0.8	1.0	1030
765-17-001	272	28	330.0	282.9	290	7.1	0.003	100.6	86.2	88.4	2.2	0.1	1030
167-17-001	148	-55	1010.0	735	748.7	13.7	0.062	307.8	224.0	228.2	4.2	2.1	710
and				798.5	803.7	5.2	0.088	0.0	243.4	245.0	1.6	3.0	750
167-17-002	172	-55	1050.0	802.7	807	4.3	0.410	320.0	244.7	246.0	1.3	14.0	710
and				819	822	3.0	0.166	0.0	249.6	250.5	0.9	5.7	750

	- Drill results are not included in current Mineral Resource Estimate
(1) True widths are not known

FIGURE 1

FIGURE 1 – TRUE NORTH UNDERGROUND DRILLING

NORTH AMERICA'S PREMIER NARROW VEIN UNDERGROUND PRODUCER

Looking North
Cohiba
007
710 up-dip
710 down-dip 32 Level
635-17-024
0.42 opt Au over 41.1 ft
14.3 g/t over 12.5 m
Including
1.60 opt Au over 6.0 ft
54.9 g/t over 1.8 m
635-17-020
1.62 opt Au over 5.9 ft
55.5 g/t over 1.8 m
635-17-017
0.40 opt Au over 23.4 ft
13.7 g/t over 7.1 m
635-17-007
0.67 opt Au over 7.5 ft
22.8 g/t over 2.3 m
32-17-022
5.78 opt Au over 3.7 ft
198.1 g/t over 1.1 m
32-17-014
0.86 opt Au over 6.0 ft
29.5 g/t over 1.8 m
32-17-024
1.23 opt Au over 6.0 ft
42.1 g/t over 1.8 m
32-17-016
0.95 opt Au over 15.6 ft
32.6 g/t over 4.8 m
Including
1.98 opt Au over 5.8 ft
67.8 g/t over 1.8 m

TSX KDX NYSE MKT KLDX

About Klondex Mines Ltd. (www.klondexmines.com)
Klondex is a well-capitalized, junior-tier gold and silver mining company focused on exploration, development, and production in a safe, environmentally responsible, and cost-effective manner. The Company has 100% interests in three producing mineral properties: the Fire Creek Mine and the Midas Mine and ore milling facility, both of which are located in the state of Nevada, USA, and the True North Gold Mine and mill in Manitoba, Canada. The Company also has 100% interests in two recently acquired projects, the Hollister mine and the Aurora mine and ore milling facility, also located in Nevada, USA.

For More Information
John Seaberg
Senior Vice President, Strategic Relations
O: 775-284-5757
M: 303-668-7991
jseaberg@klondexmines.com

Qualified Person
Scientific and technical information in this press release has been reviewed and approved by Brian Morris (AIPG CPG-11786), a "qualified person" within the meaning of NI 43-101.

Cautionary Note Regarding Forward-looking Information
This news release contains certain information that may constitute forward-looking information or forward-looking statements under applicable Canadian and United States securities legislation (collectively, “forward-looking information”), including but not limited to the exploration potential at the True North Gold Mine, and future exploration and production plans of Klondex. This forward-looking information entails various risks and uncertainties that are based on current expectations, and actual results may differ materially from those contained in such information. These uncertainties and risks include, but are not limited to, the strength of the global economy; the price of gold; operational, funding and liquidity risks; the degree to which mineral resource estimates are reflective of actual mineral resources; the degree to which mineral reserve estimates are reflective of actual mineral reserves; the degree to which factors which would make a mineral deposit commercially viable are present; the risks and hazards associated with underground operations; and the ability of Klondex to fund its substantial capital requirements and operations. Risks and uncertainties about the Company’s business are more fully discussed in the Company’s disclosure materials filed with the securities regulatory authorities in Canada and United States available at www.sedar.com and www.sec.gov, respectively. Readers are urged to read these materials. Klondex assumes no obligation to update any forward-looking information or to update the reasons why actual results could differ from such information unless required by law.